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                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549


                                 FORM 8-K


                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                     Date of Report: October 20, 1997


                      OLD KENT FINANCIAL CORPORATION
                       (Exact name of registrant as
                         specified in its charter)


            MICHIGAN              0-12216            38-1986608
        (State or other         (Commission         (IRS Employer
        jurisdiction of         File Number)      Identification no.)
        incorporation)

           ONE VANDENBERG CENTER
          GRAND RAPIDS, MICHIGAN                          49503
 (Address of principal executive offices)               (Zip Code)

                      Registrant's telephone number,
                   including area code:  (616) 771-5000









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Item 5.  OTHER EVENTS.

          On October 20, 1997, Old Kent Financial Corporation issued the press release attached as Exhibit 99 to this Form 8-K.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

     (c)  Exhibits:

          99   Press Release dated October 20, 1997.







































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                                 SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: October 21, 1997                 OLD KENT FINANCIAL CORPORATION
                                        (Registrant)


                                   By:   /S/ ALBERT T. POTAS
                                         Albert T. Potas
                                         Senior Vice President
                                           and Controller


































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                               EXHIBIT INDEX


EXHIBIT NUMBER           DOCUMENT

     99           Press Release dated October 20, 1997.